EXHIBIT 4.35
                                                                   ------------











                        UNIFIED WESTERN GROCERS, INC.

                                     AND

                           U.S. BANK, N.A., TRUSTEE






                              I N D E N T U R E

                        Dated as of ____________, 2003






                                  $4,000,000
                 Subordinated Patronage Dividend Certificates
                            Due December 15, 2007

                            CROSS-REFERENCE SHEET

      Cross-reference between sections of Trust Indenture Act of 1939 (TIA) and Indenture dated as of ____________, 2003, between Unified Western Grocers, Inc. and U.S. Bank, N.A., as Trustee.

      TIA   Section

Section 310 (a)(1)..........................................................5.9
            (a)(2)..........................................................5.9
            (a)(3)...............................................Not Applicable
            (a)(4)...............................................Not Applicable
            (b)....................................................5.8; 5.10(d)
            (c)..................................................Not Applicable

Section 311(a)..........................................................5.13(a)
           .................................................................(b)
           .............................................................5.13(b)
           .................................................................(c)
           .....................................................Not applicable

Section 312(a).............................................................6.1,
           ..............................................................6.2(a)
           (b)...........................................................6.2(b)
           (c)...........................................................6.2(c)

Section 313(a)...........................................................6.3(a)
           (b)(1)................................................Not Applicable
           (b)(2)........................................................6.3(b)
           (c)...................................................6.3(a); 6.3(b)
           (d)...........................................................6.3(c)

Section 314(a).........................................................6.4; 9.4
          (b)....................................................Not applicable
          (c)(1)............................................................1.2
          (c)(2)............................................................1.2
          (c)(3).................................................Not Applicable
          (d)....................................................Not applicable
          (e)...............................................................1.2
          (f)...............................................................9.4

Section 315(a)...........................................................5.1(a)
           (b)..............................................................5.2
           (c)...........................................................5.1(b)
           (d)(1)........................................................5.1(a)
           (d)(2).....................................................5.1(c)(2)
           (d)(3).....................................................5.1(c)(3)
           (e).............................................................4.14

Section 316(a)(last paragraph)..............................................1.1
           .......................................(definition of "Outstanding")
           (a)(1)(A)..................................................4.2; 4.12
           (a)(1)(B)....................................................4.13(a)
           (a)(2)................................................Not Applicable
           (b)..............................................................4.8
           (c)..........................................................4.13(b)

Section 317(a)(1)...........................................................4.3
           (a)(2)...........................................................4.4
           (b)...........................................................2.6(b)

Section 318(a)..............................................................1.7



----------------
NOTE: This cross-reference sheet shall not, for any purpose, be deemed to be a part of the Indenture.

                              TABLE OF CONTENTS

                                                                          PAGE


ARTICLE I   DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION..........1
    Section 1.1 Definitions and Rules of Construction........................1
            "Act" 1
            "Affiliate"......................................................1
            "Board of Directors".............................................1
            "Board Resolution"...............................................1
            "Capitalized Lease Obligations"..................................2
            "Certificate Register" and "Certificate Registrar"...............2
            "Certificates"...................................................2
            "Commission".....................................................2
            "Company"........................................................2
            "Company Request", "Company Order" and "Company Consent".........2
            "Defaulted Interest".............................................2
            "Event of Default"...............................................2
            "Holder".........................................................2
            "Indenture"......................................................2
            "Interest Payment Date"..........................................2
            "Maturity".......................................................2
            "Officer"........................................................2
            "Officers' Certificate"..........................................2
            "Opinion of Counsel".............................................3
            "Outstanding"....................................................3
            "Patronage Dividend Certificates"................................3
            "Patrons' Deposits"..............................................4
            "Paying Agent"...................................................4
            "Person".........................................................4
            "Predecessor Certificate"........................................4
            "Property".......................................................4
            "Redemption Date"................................................4
            "Redemption Price"...............................................4
            "Regular Record Date"............................................4
            "Responsible Officer"............................................4
            "Senior Indebtedness"............................................4
            "Set Off Notice".................................................5
            "Special Record Date"............................................5
            "Stated Maturity"................................................5
            "Trustee"........................................................5
            "Trust Indenture Act" or "TIA"...................................5
            "U.S. Government Obligations"....................................5
      Section 1.2 Compliance Certificates and Opinions.......................5
      Section 1.3 Form of Documents Delivered to Trustee.....................6

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      Section 1.4 Acts of Holders............................................7
      Section 1.5 Notices to Trustee and Company.............................8
      Section 1.6 Notices to Holders; Waiver.................................8
      Section 1.7 Conflict with Trust Indenture Act..........................8
      Section 1.8 Effect of Headings and Table of Contents...................9
      Section 1.9 Successors and Assigns.....................................9
      Section 1.10 Separability Clause.......................................9
      Section 1.11 No Recourse Against Others................................9
      Section 1.12 No Adverse Interpretation of Other Agreements.............9
      Section 1.13 Governing Law.............................................9

ARTICLE II  THE CERTIFICATES.................................................9
      Section 2.1 Forms Generally............................................9
      Section 2.2 Terms.....................................................10
      Section 2.3 Denominations.............................................10
      Section 2.4 Execution, Authentication,  Delivery and Dating...........10
      Section 2.5 Temporary Certificates....................................11
      Section 2.6 Certificate Registrar and Paying Agent; Unclaimed Money...11
      Section 2.7 Transfer and Exchange.....................................12
      Section 2.8 Mutilated, Destroyed, Lost and Stolen Certificates........13
      Section 2.9 Payment of Interest; Interest Rights Preserved............14
      Section 2.10 Persons Deemed Owners....................................15
      Section 2.11 Cancellation.............................................15
      Section 2.12 No Lien Created..........................................15

ARTICLE III SATISFACTION AND DISCHARGE......................................16
      Section 3.1 Satisfaction and Discharge of Indenture...................16
      Section 3.2 Application of Trust Money................................16
      Section 3.3 Repayment to Company......................................17

ARTICLE IV  REMEDIES........................................................17
      Section 4.1 Events of Default.........................................17
      Section 4.2 Acceleration of Maturity; Rescission and Annulment........18
      Section 4.3 Collection of Indebtedness and Suits for Enforcement
            by Trustee......................................................19
      Section 4.4 Trustee May File Proofs of Claim..........................19
      Section 4.5 Trustee May Enforce Claims Without Possession of
            Certificates....................................................20
      Section 4.6 Application of Money Collected............................20
      Section 4.7 Limitation on Suits.......................................21
      Section 4.8 Unconditional Right of Holders to Receive Principal,
            Premium and Interest............................................21
      Section 4.9 Restoration of Rights and Remedies........................22
      Section 4.10 Rights and Remedies Cumulative...........................22
      Section 4.11 Delay or Omission Not Waiver.............................22
      Section 4.12Control by Holders........................................22
      Section 4.13Waiver of Past Defaults...................................23
      Section 4.14Undertaking for Costs.....................................23

                                      -ii-
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ARTICLE V   THE TRUSTEE.....................................................24
      Section 5.1 Certain Duties and Responsibilities.......................24
      Section 5.2 Notice of Defaults........................................25
      Section 5.3 Certain Rights of Trustee.................................25
      Section 5.4 Not Responsible for Recitals or Issuance of
            Certificates....................................................26
      Section 5.5 May Not Hold Certificates.................................26
      Section 5.6 Money Held in Trust.......................................27
      Section 5.7 Compensation and Reimbursement............................27
      Section 5.8 Disqualification; Conflicting Interests...................27
      Section 5.9 Corporate Trustee Required; Eligibility...................33
      Section 5.10 Resignation and Removal; Appointment of Successor........33
      Section 5.11 Acceptance of Appointment by Successor...................35
      Section 5.12 Merger, Conversion, Consolidation or Succession to
            Business....................................................... 35
      Section 5.13 Preferential Collection of Claims against Company........36

ARTICLE VI  HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY...............40
      Section 6.1 Company to Furnish Trustee Names and Addresses of
            Holders.........................................................40
      Section 6.2 Preservation of Information; Communications to
            Holders.........................................................40
      Section 6.3 Reports by Trustee........................................41
      Section 6.4 Reports by Company........................................43

ARTICLE VII CONSOLIDATION, MERGER, CONVEYANCE OR TRANSFER...................44
      Section 7.1 Company may Consolidate, etc., only on Certain Terms......44
      Section 7.2 Successor Corporation Substituted.........................44

ARTICLE VIII AMENDMENTS AND SUPPLEMENTS.....................................45
      Section 8.1 Without Consent of Holders................................45
      Section 8.2 With Consent of Holders...................................45
      Section 8.3 Execution of Amendments and Supplemental Indentures.......46
      Section 8.4 Effect of Amendments and Supplemental Indentures..........46
      Section 8.5 Conformity with Trust Indenture Act.......................46
      Section 8.6 Reference in Certificates to Amendments and
            Supplemental Indentures.........................................47

ARTICLE IX COVENANTS........................................................47
      Section 9.1 Payment of Principal and Interest.........................47
      Section 9.2 Payment of Taxes and Other Claims.........................47
      Section 9.3 Maintenance of Properties.................................47
      Section 9.4 Certificate as to Compliance..............................48
      Section 9.5 Corporate Existence.......................................48

ARTICLE X REDEMPTION OF CERTIFICATES........................................48
      Section 10.1 Right of Redemption......................................48
      Section 10.2 Notice to Trustee........................................48
      Section 10.3 Selection by Trustee of Certificates to be Redeemed......49
      Section 10.4 Notice of Redemption.....................................49
      Section 10.5 Deposit of Redemption Price..............................50

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


      Section 10.6 Payable on Redemption Date...............................50
      Section 10.7 Certificates Redeemed in Part............................50

ARTICLE XI CERTIFICATES SUBJECT TO SET OFF..................................50
      Section 11.1 Right of Set Off.........................................50
      Section 11.2 Effect of Set Off........................................51
      Section 11.3 Set Off Notice...........................................51
      Section 11.4 Certificates Set Off In Part.............................52
      Section 11.5 Holder Has No Right of Set Off...........................53

ARTICLE XII SUBORDINATION OF CERTIFICATES...................................53
      Section 12.1 Subordination to Senior Indebtedness.....................53
      Section 12.2 Authorization of Holders to Trustee to Effect
            Subordination...................................................56
      Section 12.3 Responsibility of Trustee................................56

      INDENTURE dated as of ______________, 2003, between Unified Western Grocers, Inc., a California corporation ("Company"), and U.S. Bank, N.A., a national banking association ("Trustee").

      Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders of the Company's Subordinated Patronage Dividend Certificates Due December 15, 2007 ("Certificates"):

                                  ARTICLE I
                       DEFINITIONS AND OTHER PROVISIONS
                            OF GENERAL APPLICATION

      Section 1.1.  Definitions and Rules of Construction.

            (a) For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                  (1) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

                  (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein; and

                  (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles.

            (b) Certain terms, used principally in Article V, are defined in that Article.

            (c) Except as otherwise expressly provided or unless the context otherwise requires:

            "Act" when used with respect to any Holder has the meaning specified in Section 1.4.

            "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person.

            "Board of Directors" means either the Board of Directors of the Company or any duly authorized committee of that Board.

            "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification.

            "Capitalized Lease Obligations" means the discounted present value of the rental obligations of any Person under any lease of any property which, in accordance with generally accepted accounting principles, has been recorded on the balance sheet of such Person as a capitalized lease.

            "Certificate Register" and "Certificate Registrar" have the respective meanings specified in Section 2.6.

            "Certificates" means the Company's Subordinated Patronage Dividend Certificates Due December 15, 2007 as amended or supplemented from time to time.

            "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934.

            "Company" means the party named as such in the first paragraph of this Indenture until a successor replaces it pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor.

            "Company Request", "Company Order" and "Company Consent" mean, respectively, a written request, order or consent signed in the name of the Company by two Officers or by an Officer and an Assistant Secretary of the Company.

            "Defaulted Interest" has the meaning specified in Section 2.9.

            "Event of Default" has the meaning specified in Article IV.

            "Holder" means a Person in whose name a Certificate is registered in the Certificate Register.

            "Indenture" means this Indenture, as amended or supplemented from time to time.

            "Interest Payment Date" means the Stated Maturity of an installment of interest on the Certificates.

            "Maturity" when used with respect to any Certificate means the date on which the principal of such Certificate becomes due and payable as therein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

            "Officer" means the Chairman of the Board, the President, any Vice President, the Treasurer or the Secretary of the Company.

            "Officers' Certificate" means a certificate signed by two Officers or by an Officer and an Assistant Secretary of the Company.

            "Opinion of Counsel" means a written opinion of counsel, who may (except as otherwise expressly provided in this Indenture) be counsel for the Company.

            "Outstanding" when used with respect to Certificates means, as of the date of determination, all Certificates theretofore authenticated and delivered under this Indenture, except:

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                     (i)  Certificates theretofore cancelled by the Trustee or
            delivered to the Trustee for cancellation;

                     (ii) Certificates for whose payment or redemption in
            whole money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent in trust for the Holders of such Certificates, provided that, if such Certificates are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

                     (iii) Certificates as to which a Set Off Notice has
            been given as provided in Section 11.3 and where the set off as specified in such Set Off Notice has the effect specified in
            Section 11.2(b); and

                     (iv) Certificates in exchange for or in lieu of which other Certificates have been authenticated and delivered pursuant to this Indenture;

provided, however, that in determining whether the Holders of the requisite principal amount of Certificates Outstanding have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Certificates owned by the Company or any other obligor upon the Certificates or any Affiliate of the Company or such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Certificates which the Trustee knows to be so owned shall be so disregarded. Certificates so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Certificates, that the pledge has been consented to by the Company and that the pledgee is not the Company or any other obligor upon the Certificates or any Affiliate of the Company or such other obligor.

            "Patronage Dividend Certificates" means any notes, revolving fund certificates, certificates of indebtedness, patronage dividend certificates or any other written evidences of indebtedness of the Company at any time outstanding which evidence the indebtedness of the Company respecting the distribution by the Company of patronage dividends.

            "Patrons' Deposits" means the deposits from time to time required to be made or maintained with the Company by its patrons or customers in accordance with the bylaws of the Company in effect from time to time or in accordance with the policies for the servicing of accounts of patrons or customers established from time to time by the Company, and any deposits from time to time made or maintained with the Company by its patrons or customers in excess of such required deposits.

            "Paying Agent" means any Person authorized by the Company to pay the principal of or interest on any Certificates on behalf of the Company.

            "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

            "Predecessor Certificate" of any particular Certificate means every previous Certificate evidencing all or a portion of the same debt as that evidenced by such particular Certificate; and, for the purposes of this definition, any Certificate authenticated and delivered under Section 2.8 in lieu of a lost, destroyed or stolen Certificate shall be deemed to evidence the same debt as the lost, destroyed or stolen Certificate.

            "Property" means any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

            "Redemption Date" when used with respect to any Certificate to be redeemed means a date fixed for such redemption by the Company pursuant to
Section 10.2.

            "Redemption Price" has the meaning specified in Section 10.1.

            "Regular Record Date" for the interest payable on any Interest Payment Date means the fifteenth (15th) day (whether or not a business day) next preceding such Interest Payment Date.

            "Responsible Officer" when used with respect to the Trustee means the Chairman or Vice-Chairman of the Board of Directors, the Chairman or Vice-Chairman of the Executive Committee of the Board of Directors, the President, any Vice President, or any other officer or assistant officer of the Trustee assigned by the Trustee and having authority to administer its corporate trust matters.

            "Senior Indebtedness" means all indebtedness, liabilities or obligations of the Company, contingent or otherwise, whether existing on the date of the Indenture or thereafter incurred, (A) in respect of borrowed money; (B) evidenced by bonds, notes, debentures or other instruments of indebtedness; (C) evidenced by letters of credit, bankers' acceptances or similar credit instruments; (D) in respect of Capitalized Lease Obligations;
(E) in respect of the deferred purchase price of property or assets (whether real, personal, tangible or intangible) or in respect of any mortgage, security agreement, title retention agreement or conditional sale contract;
(F) in respect of any interest rate swap agreement, interest rate collar agreement or other similar agreement or arrangement designed to provide interest rate protection; (G) in respect of all indebtedness, liabilities or obligations of other Persons of any of the types referred to in clauses (A) through (F) for which the Company is responsible or liable as obligor, guarantor or otherwise or in respect of which recourse may be had against any of the property or assets (whether real, personal, tangible or intangible) of the Company; and (H) in respect of all modifications, renewals, extensions, replacements and refundings of any indebtedness, liabilities or obligations of any of the types described in clauses (A) through (G); provided, however, that the term "Senior Indebtedness" shall not mean any indebtedness, liabilities or obligations of the Company, contingent or otherwise, whether existing on the date of the Indenture or thereafter incurred, (i) to trade creditors arising or incurred in the ordinary course of the Company's business, (ii) in respect of any redemption, repurchase or other payments on capital stock, (iii) in respect of Patrons' Deposits, (iv) in respect of Patronage Dividend Certificates, or (v) in respect of the Certificates.

            "Set Off Notice" has the meaning specified in Section 11.1.

            "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 2.9.

            "Stated Maturity" when used with respect to any Certificate or any installment of interest thereon means the date specified in such Certificate as the fixed date on which the principal of such Certificate or such installment of interest is due and payable.

            "Trustee" means the party named as such in the first paragraph of this Indenture until a successor replaces it pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor.

            "Trust Indenture Act" or "TIA" means the Trust Indenture Act of 1939, as amended from time to time.

            "U.S. Government Obligations" means direct obligations of the United States for the payment of which its full faith and credit is pledged; or obligations of a person controlled or supervised by and acting as an agency or instrumentality of the United States the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States.

      Section 1.2.  Compliance Certificates and Opinions.

            (a) Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such Counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

            (b) Every certificate (except certificates under Section 9.4) or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                  (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                  (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

      Section 1.3  Form of Documents Delivered to Trustee.

            (a) In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

            (b) Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

            (c) Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

      Section 1.4  Acts of Holders.

            (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee, and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 5.1) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

            (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by the certificate of any notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by an officer of a corporation or a member of a partnership, on behalf of such corporation or partnership, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

            (c) The ownership of Certificates shall be proved by the Certificate Register.

      Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Certificate shall bind the Holder of every Certificate issued upon the transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Certificate.

      Section 1.5  Notices to Trustee and Company.

            (a) Unless otherwise expressly provided in this Indenture, any request, notice or other communication provided or permitted by this Indenture to be made upon, given or furnished to, or filed with, the Company or the Trustee shall be sufficiently given if in writing and delivered in person or mailed by first class mail, postage prepaid, addressed as follows:

                  (1)   If to the Company:

                  UNIFIED WESTERN GROCERS, INC.
                  5200 Sheila Street
                  Commerce, California 90040
                  Attention: Chief Financial Officer

                  (2)   If to the Trustee:

                  U.S. BANK, N.A.,
                  550 South Hope Street, 5th Floor
                  Los Angeles, California  90071
                  Attention:  Corporate Trusts

            (b) The Company or the Trustee by notice to the other may designate additional or different addresses for subsequent requests, notices or other communications.

      Section 1.6  Notices to Holders; Waiver.

      Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first class postage prepaid, to each Holder affected by such event, at his address as it appears in the Certificate Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder nor the failure of a Holder to receive such notice shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of the action taken in reliance upon such waiver.


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




      Section 1.7  Conflict with Trust Indenture Act.

      If any provision of this Indenture limits, qualifies or conflicts with another provision of this Indenture which is required to be included in this Indenture by any of the provisions of TIA, such required provision shall control.

      Section 1.8  Effect of Headings and Table of Contents.

      The Article and Section headings of this Indenture and the Table of Contents are for convenience only and shall not affect the construction hereof.

      Section 1.9  Successors and Assigns.

      All covenants and agreements in this Indenture by the Company and the Trustee shall bind their respective successors and assigns, whether so expressed or not.

      Section 1.10  Separability Clause.

      In case any provision in this Indenture or in the Certificates shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

      Section 1.11  No  Recourse Against Others.

      As described in paragraph 16 of the Certificates, all liability of any director, officer, employee or stockholder of the Company is waived and released.

      Section 1.12  No Adverse Interpretation of Other Agreements.

      This Indenture may not be used to interpret another indenture, loan or debt agreement of the Company or any of its subsidiaries. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

      Section 1.13  Governing Law.

      This Indenture and the Certificates shall be governed by the substantive and procedural laws of the State of California without regard to principles of conflicts of law.

                                  ARTICLE II
                               THE CERTIFICATES

      Section 2.1  Forms Generally.

            (a) The Certificates and the Trustee's certificate of authentication thereon shall be in substantially the form set forth in Exhibit A attached to this Indenture, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon, as may be required to comply with the securities laws of any jurisdiction or the rules of any securities exchange, or as may, consistently herewith, be determined by the officers executing such Certificates, as evidenced by their execution of the Certificates. Any portion of the text of any Certificate may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Certificate.

            (b) The definitive Certificates shall be printed, lithographed or engraved or produced by any combination of these methods on steel engraved borders or may be produced in any other manner permitted by the rules of any securities exchange, all as determined by the officers executing such Certificates, as evidenced by their execution of such Certificates.

      Section 2.2  Terms.

            (a) The aggregate principal amount of Certificates which may be Outstanding is limited to and shall not exceed $4,000,000.

            (b) Each Certificate shall bear interest at a rate per annum as specified in the Certificate, from the date specified therein for the commencement of interest, payable on December 15 in each year, commencing December 15, 2003, and continuing until the principal thereof is paid or duly made available for payment.

            (c)   The Certificates shall be redeemable as provided in
Article X, shall be subject to set off as provided in Article XI, and shall be subordinated in right of payment to Senior Indebtedness as provided in
Article XII.

      Section 2.3  Denominations.

      The Certificates shall be issuable only in registered form without coupons in minimum denominations of $100.00 and in any greater denominations which are integral multiples of $1.00.

      Section 2.4  Execution, Authentication,  Delivery and Dating.

            (a) The Certificates shall be executed on behalf of the Company by its Chairman of the Board, its President or one of its Vice Presidents under its corporate seal reproduced thereon and attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Certificates may be manual or facsimile. Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificates.

            (b) At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Certificates executed by the Company to the Trustee for authentication, and the Trustee shall authenticate and deliver such Certificates as in this Indenture provided and not otherwise. All Certificates shall be dated the date of their authentication.

            (c) No Certificate shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless the certificate of authentication on such Certificate has been executed by the Trustee by manual signature, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder.

      Section 2.5  Temporary Certificates.

            (a) Pending the preparation of definitive Certificates, the Company may execute, and the Trustee shall authenticate and deliver, temporary Certificates which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any denomination, substantially of the tenor of the definitive Certificates in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Certificates may determine, as evidenced by their execution of such Certificates.

            (b) If temporary Certificates are issued, the Company will cause definitive Certificates to be prepared without unreasonable delay. After the preparation of definitive Certificates, the temporary Certificates shall be exchangeable for definitive Certificates without charge to the Holder. Promptly following surrender for cancellation of any one or more temporary Certificates, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Certificates of authorized denominations. Until so exchanged the temporary Certificates shall in all respects be entitled to the same benefits under this Indenture as definitive Certificates.

      Section 2.6  Certificate Registrar and Paying Agent; Unclaimed Money.

            (a) The Company will maintain an office or agency where Certificates may be presented or surrendered for payment ("Paying Agent"), and where Certificates may be surrendered for registration of transfer or for exchange ("Certificate Registrar"). The Certificate Registrar shall keep a register ("Certificate Register") of the Certificates and of their transfer and exchange. The term "Paying Agent" includes any additional paying agent. The Company shall enter into an appropriate agency agreement with any Certificate Registrar or Paying Agent not a party to this Indenture. The agreement shall implement the provisions of this Indenture that relate to such agent. The Company will give prompt written notice to the Trustee of the location, and of any change in the location, of any Certificate Registrar or Paying Agent. If the Company fails to maintain a Certificate Registrar or Paying Agent, the Trustee shall act as such. The Company hereby initially appoints the Trustee as Paying Agent. The Company will initially act as Certificate Registrar.

            Each Paying Agent will:

                  (1) hold all sums held by it for the payment of the principal of or any interest on Certificates in trust for the benefit of the Holders or the Trustee until such sums shall be paid to such Holders or otherwise disposed of as herein provided;

                  (2) give the Trustee notice of any default by the Company (or any other obligor upon the Certificates) known by the Paying Agent in the making of any such payment of principal or interest; and

                  (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

            (b) The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

            (c) If the Company shall at any time act as its own Paying Agent, it will, on or before each due date of the principal of or interest on any of the Certificates, segregate and hold in trust for the benefit of the Holders entitled thereto a sum sufficient to pay the principal or interest so becoming due until such sums shall be paid to such Holders or otherwise disposed of as herein provided, and will promptly notify the Trustee in writing of its action or failure so to act.

      Any money held by the Trustee or any Paying Agent, or held by the Company, in trust for the payment of the principal of or interest on any Certificate, and remaining unclaimed for two years after such principal or interest has become due and payable, shall be paid to the Company upon its written request, or, if then held by the Company, shall be discharged from such trust; and the Holder of such Certificate shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee and any such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease.

      Section 2.7  Transfer and Exchange.

            (a) Where Certificates are presented to the Certificate Registrar with a request to register transfer or to exchange them for an equal principal amount of Certificates of other authorized denominations, the Certificate Registrar shall register the transfer or make the exchange if, but only if, it has received a Company Consent consenting to the transfer or exchange as requested (which consent the Company is under no obligation to give), and, if so required by the Company or the Trustee, such Certificates have been duly endorsed or accompanied by a written instrument of transfer, in form satisfactory to the Company and the Certificate Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing. The Company may charge a reasonable fee for any transfer or exchange, but not for any exchange pursuant to Sections 2.5 or 8.6 not involving any transfer.

            (b) Without limiting the Company's right to otherwise withhold its consent, the Company shall not be required to consent to (i) the issue, transfer or exchange of any Certificate during a period beginning 15 days before the day of the mailing of a notice of redemption of Certificates selected for redemption under Section 10.4 and ending on the day of such mailing, or (ii) the transfer or exchange of any Certificate so selected for redemption in whole or in part.

      Section 2.8  Mutilated, Destroyed, Lost and Stolen Certificates.

            (a) If (i) any mutilated Certificate is surrendered to the Trustee, or the Company and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Certificate, and
(ii) there is delivered to the Company and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Company or the Trustee that such Certificate has been acquired by a bona fide purchaser, the Company shall execute and, upon the Company's written request, the Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and principal amount, bearing a number not contemporaneously Outstanding. In case any such mutilated, destroyed, lost or stolen Certificate has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Certificate, pay such Certificate.

            (b) Upon the issuance of any new Certificate under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

            (c) Every new Certificate issued pursuant to this Section in lieu of any destroyed, lost or stolen Certificate shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Certificate shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Certificates duly issued hereunder.

            (d) The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Certificates.

      Section 2.9  Payment of Interest; Interest Rights Preserved.

            (a) Interest on any Certificate which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Certificate (or one or more Predecessor Certificates) is registered on the Regular Record Date for such interest.

            (b) Any interest on any Certificates which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the registered Holder on the relevant Regular Record Date by virtue of having been such Holder; and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or Clause (2) below:

                  (1) the Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Certificates (or their respective Predecessor Certificates) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner: the Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Certificate and the date of the proposed payment, and at the same time the Company shall deposit with the

      Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 nor less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder entitled to Defaulted Interest at his address as it appears in the Certificate Register not less than 15 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Persons in whose names the Certificates (or their respective Predecessor Certificates) are registered on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

                  (2) the Company may make payment of any Defaulted Interest in any other lawful manner, if, after written notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such payment shall be deemed practicable by the Trustee.

            (c) Subject to the foregoing provisions of this Section, each Certificate delivered under this Indenture upon transfer of or in exchange for or in lieu of any other Certificate shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Certificate.

      Section 2.10  Persons Deemed Owners.

      The Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name any Certificate is registered as the absolute owner of such Certificate for the purpose of receiving payment of principal of and (subject to Section 2.9) interest on, such Certificate and for all other purposes whatsoever, whether or not such Certificate is overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

      Section 2.11  Cancellation.

      All Certificates surrendered for payment, redemption, transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and, if not already cancelled, shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Certificates previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Certificates so delivered shall be promptly cancelled by the Trustee. No Certificates shall be authenticated in lieu of or in exchange for any

Certificates cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Certificates held by the Trustee shall be disposed of as directed by a Company Order.

      Section 2.12  No Lien Created.

      This Indenture and the Certificates do not create any mortgage, pledge, security interest, lien, charge or encumbrance of any kind on any property or assets of the Company or any of its subsidiaries.

                                 ARTICLE III
                          SATISFACTION AND DISCHARGE

      Section 3.1  Satisfaction and Discharge of Indenture.

            (a) This Indenture shall cease to be of further effect, and the Trustee, promptly following the written demand of and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when either:

                  (1) all Certificates theretofore authenticated and delivered (other than (i) Certificates which have been replaced or paid as provided in Section 2.8, and (ii) Certificates for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 2.6) have been delivered to the Trustee cancelled or for cancellation; or

                  (2) as to all such Certificates not theretofore delivered to the Trustee cancelled or for cancellation, the Company has deposited with the Trustee as trust funds money in an amount, or U.S. Government Obligations having maturities as to principal and interest sufficient to provide moneys in an amount, necessary to pay and discharge the entire indebtedness on such Certificates, for principal and interest to the date of such deposit (in the case of Certificates which have become due and payable), or to the Stated Maturity or Redemption Date, as the case may be.

            (b) Notwithstanding any deposit by the Company pursuant to Subsection (a)(2) of this Section, the Company's obligations in Sections 2.6, 2.7, 2.8, 5.7, 6.2(a) and 9.3 of this Indenture shall survive until the Certificates are no longer Outstanding. Thereafter, the Company's obligations in Sections 2.6(e) and 5.7 of this Indenture shall survive.

            (c) U.S. Government Obligations deposited by the Company pursuant to Subsection (a)(2) of this Section shall not be callable at the issuer's option.

      Section 3.2  Application of Trust Money.

      All money or U.S. Government Obligations deposited with the Trustee pursuant to Section 3.1 shall be held in trust and applied by it, in accordance with the provisions of the Certificates and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Company may determine, to the Persons entitled thereto, of the principal and interest for whose payment such money or U.S. Government Obligations have been deposited with the Trustee; but any such money need not be segregated from other funds except to the extent required by law.

      Section 3.3  Repayment to Company.

      The Trustee and any Paying Agent shall promptly pay to the Company upon its written request any excess moneys or U.S. Government Obligations held by them at any time and which are not needed to pay, or to provide for the payment of, the principal of or interest on the Certificates.

                                  ARTICLE IV
                                   REMEDIES

      Section 4.1  Events of Default.

      "Event of Default" wherever used herein means any one of the following events:

                  (1) default in the payment of any interest upon any Certificate when it becomes due and payable, and continuance of such default for a period of 30 days; or
                  (2) default in the payment of the principal of any Certificate at its Maturity; or

                  (3) default in the performance of any covenant or agreement of the Company in this Indenture (other than a covenant or agreement a default in whose performance is elsewhere in this Section specifically dealt with), and continuance of such default for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Certificates, a written notice specifying such default and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

                  (4) the entry of a decree or order by a court having jurisdiction in the premises adjudging the Company a bankrupt or insolvent or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under the Federal Bankruptcy Code or any other applicable Federal or State law, or appointing a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 90 consecutive days; or

                  (5) the institution by the Company of proceedings to be adjudicated a bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under the Federal Bankruptcy Code or any other applicable Federal or State law, or the consent by it to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of action by the Board of Directors of the Company in furtherance of any such action.

      Section 4.2  Acceleration of Maturity; Rescission and Annulment.

            (a) If an Event of Default occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in principal amount of the Certificates Outstanding may declare the principal of all the Certificates to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders) and upon any such declaration such principal shall become immediately due and payable.

            (b) At any time after such a declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Certificates Outstanding, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if:

                  (1) The Company has paid or deposited with the Trustee a sum sufficient to pay

                        (A) All overdue installments of interest on all Certificates,

                        (B) the principal of any Certificates which have become due otherwise than by such declaration of acceleration and interest thereon at the rate borne by the Certificates, and

                        (C) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

                  (2) all Events of Default, other than the non-payment of the principal of Certificates which have become due solely by such acceleration, have been cured or waived as provided in Section 4.13.

            (c) No rescission as provided in subsection (b) of this Section shall affect any subsequent default or impair any right consequent thereon.

      Section 4.3  Collection of Indebtedness and Suits for Enforcement by
Trustee.

            (a)   The Company covenants that if:

                  (1) default is made in the payment of any installment of interest on any Certificate when such interest becomes due and payable and such default continues for a period of 30 days, or

                  (2) default is made in the payment of the principal of any Certificate at the Maturity thereof, the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Certificates, the whole amount then due and payable on such Certificates for principal and interest; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel. If the Company fails to pay such amount forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Company or any other obligor upon the Certificates and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon the Certificates, wherever situated.

            (b) If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

      Section 4.4  Trustee May File Proofs of Claim.

            (a) In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Certificates or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Certificates shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

                  (1) to file and prove a claim for the whole amount of principal and interest owing and unpaid in respect of the Certificates and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

                  (2) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any receiver, assignee, trustee, liquidator, sequestrator (or other similar official) in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 5.7.

            (b) Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Certificates or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

      Section 4.5  Trustee May Enforce Claims Without Possession of
Certificates.

      Rights of action and claims under this Indenture or the Certificates may be prosecuted and enforced by the Trustee without the possession of any of the Certificates or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of any judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Certificates in respect of which such judgment has been recovered.

      Section 4.6  Application of Money Collected.

      Subject to the provisions of Article XII, any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or interest, upon presentation of the Certificates and the notation thereof of the payment if only partially paid and upon surrender thereof if fully paid:

            First:  To the payment of all amounts due the Trustee under
Section 5.7;

            Second: To the payment of the amounts then due and unpaid upon the Certificates for principal and interest, in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Certificates for principal and interest, respectively; and

            Third:  To the Company.

      Section 4.7  Limitation on Suits.

      No Holder of any Certificate shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

                  (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

                  (2) the Holders of not less than 25% in principal amount of the Outstanding Certificates shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                  (3) such Holder or Holders have offered to the Trustee indemnity satisfactory to the Trustee against the costs, expenses and liabilities to be incurred in compliance with such request;

                  (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

                  (5) no direction inconsistent with such written request has been given to the Trustee during such 60 day period by the Holders of a majority in principal amount of the Outstanding Certificates;

it being understood and intended that no one or more Holders of Certificates shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Certificates, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all Holders of Certificates.

      Section 4.8 Unconditional Right of Holders to Receive Principal, Premium and Interest.

      Subject to the provisions of Articles XI and XII, notwithstanding any other provision in this Indenture, the Holder of any Certificate shall have the right, which is absolute and unconditional, to receive payment of the principal of and (subject to Section 2.9) interest on such Certificate on or after the respective Stated Maturities expressed in such Certificate (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

      Section 4.9  Restoration of Rights and Remedies.

      If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case the Company, the Trustee and the Holders shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

      Section 4.10  Rights and Remedies Cumulative.

      No right or remedy hereunder conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

      Section 4.11  Delay or Omission Not Waiver.

      No delay or omission of the Trustee or of any Holder of any Certificate to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or any acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

      Section 4.12  Control by Holders.

      The Holders of a majority in principal amount of the Outstanding Certificates shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, provided that:

                  (1) such direction shall not be in conflict with any rule of law or with this Indenture, and

                  (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

      Section 4.13  Waiver of Past Defaults.

            (a) The Holders of not less than a majority in principal amount of the Outstanding Certificates may on behalf of the Holders of all the Certificates consent to the waiver of any past default hereunder and its consequences, except a default:

                  (1) in the payment of the principal of or interest on any Certificate, or

                  (2) in respect of a covenant or provision hereof which under Article VIII cannot be modified or amended without the consent of the Holder of any Outstanding Certificate affected.

            (b) If a waiver pursuant to Subsection (a) of this Section is solicited, the Holders entitled to consent thereto shall be the Holders of the Outstanding Certificates, as listed in the Certificate Register, on the date which is the later of (i) 30 days prior to the first solicitation of such consent or (ii) the date of the most recent list of Holders furnished to the Trustee pursuant to Section 6.1 of this Indenture.

            (c) Upon any waiver pursuant to Subsection (a) of this Section, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

      Section 4.14  Undertaking for Costs.

      All parties to this Indenture agree, and each Holder of any Certificate by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit and that such court may in its discretion assess reasonable costs including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Certificates, or to any suit instituted by any Holder for the enforcement of the payment of the principal of or interest on any Certificate on or after the respective Stated Maturities expressed in such Certificate (or, in the case of redemption, on or after the Redemption Date).

                                  ARTICLE V
                                 THE TRUSTEE

      Section 5.1  Certain Duties and Responsibilities.

            (a)   Except during the continuance of an Event of Default:

                  (1) The Trustee undertakes to perform only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                  (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture but need not verify the accuracy of the contents thereof.

            (b) If an Event of Default has occurred of which the Trustee shall be deemed to have knowledge pursuant to Section 5.2 and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

            (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that

                  (1) this Subsection shall not be construed to limit the effect of Subsection (a) of this Section;

                  (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                  (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with a direction received by it pursuant to Section 4.12; and

                  (4) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

            (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

      Section 5.2  Notice of Defaults.

      Within 90 days after the occurrence of any default hereunder known to the Trustee, the Trustee shall transmit by mail to all Holders, as their names and addresses appear in the Certificate Register, notice of such default, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of or interest on any Certificate, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interests of the Holders; and provided, further, that in the case of any default of the character specified in clause (3) of Section 4.1 no such notice to Holders shall be given until at least 60 days after the occurrence thereof. The Trustee shall not be charged with knowledge of any default or Event of Default unless written notice thereof shall have been given to the Trustee by the Company or by the Holders of at least 25 % in principal amount of the Outstanding Certificates. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default.

      Section 5.3  Certain Rights of Trustee.

                  (1) The Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document believed by it in good faith to be genuine and to have been signed or presented by the proper party or parties.

                  (2) Any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution.

                  (3) Whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the exercise of good faith on its part, rely upon any Officers' Certificate.

                  (4) The Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

                  (5) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction.

                  (6) The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document, and the Trustee need not investigate any such facts or matters.

                  (7) Without in any way limiting the liabilities or obligations of the Trustee under this Indenture, a director, officer, employee or Affiliate of the Trustee shall be protected by the provisions hereof, including, without limitation, the immunities and indemnities afforded herein, to the same extent as the Trustee and shall not have any liability hereunder.

      Section 5.4  Not Responsible for Recitals or Issuance of Certificates.

      Any recitals contained herein and in the Certificates, except the certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for and is not liable for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Certificates. The Trustee shall not be accountable for the use or application by the Company or any Paying Agent (other than the Trustee) of Certificates or the proceeds thereof.

      Section 5.5  May Not Hold Certificates.

      The Trustee, any Paying Agent, Certificate Registrar or any other agent of the Company, in its individual or any other capacity, may not become the owner or pledgee of Certificates unless it has first received a Company Consent consenting thereto, but may otherwise deal with the Company with the same rights it would have if it were not Trustee, Paying Agent, Certificate Registrar or such other agent. In all events, the Trustee must comply with Sections 5.8 and 5.13 of this Indenture.

      Section 5.6  Money Held in Trust.

      Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

      Section 5.7  Compensation and Reimbursement.

            (a)   The Company agrees:

                  (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder;

                  (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the reasonable expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be incurred or made by it through negligence or bad faith; and

                  (3) to indemnify the Trustee for, and to hold it harmless against, and to pay the Trustee upon its written request, the amount of any loss, liability or expense incurred without negligence, willful misconduct or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

            (b) As security for the performance of the obligations of the Company under this Section, the Trustee shall have a lien prior to the Certificates upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of or interest on Certificates.

      Section 5.8  Disqualification; Conflicting Interests.

            (a) If the Trustee has or shall acquire any conflicting interest, as defined in this Section, then, within 90 days after ascertaining that is has such conflicting interest, and if the Event of Default (as defined in Subsection (c) of this Section) to which such conflicting interest relates has not been cured or duly waived or otherwise eliminated before the end of such 90-day period, the Trustee shall either eliminate such conflicting interest or, except as otherwise provided in Subsection (f) of this Section, resign in the manner and with the effect hereinafter specified in this Article.

            (b) In the event that the Trustee shall fail to comply with the provisions of Subsection (a) of this Section the Trustee shall, within 10 days after the expiration of such 90-day period, transmit by mail to all Holders, as their names and addresses appear in the Certificate Register, notice of such failure.

            (c) For the purposes of this Section, the Trustee shall be deemed to have a conflicting interest if any Event of Default (exclusive of any period of grace or requirement of notice specified in Section 4.1) has occurred and:

                  (1) the Trustee is trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the Company are outstanding or is trustee for more than one outstanding series of securities, as hereinafter defined in this Subsection (c), under a single indenture of the Company, unless such other indenture is a collateral trust indenture under which the only collateral consists of Certificates issued under this Indenture, provided that there shall be excluded from the operation of this paragraph other series under such indenture, and any other indenture or indentures under which other securities, or certificates of interest or participation in other securities, of the Company are outstanding, if:

                        (A) this Indenture and such other indenture or indentures (and all series of securities issuable thereunder) are wholly unsecured and rank equally, and such other indenture or indentures (and such series) are hereafter qualified under TIA, unless the Commission shall have found and declared by order pursuant to Section 305(b) or Section 307(c) of TIA that differences exist between the provisions of this Indenture and the provisions of such other indenture or indentures (or such series) which are so likely to involve a material conflict of interest as to make it necessary in the public interest or for the protection of investors to disqualify the Trustee from acting as such under this Indenture and such other indenture or indentures, or

                        (B) the Company shall have sustained the burden of proving, on application to the Commission and after opportunity for hearing thereon, that trusteeship under this Indenture and such other indenture or under more than one outstanding series under a single indenture is not so likely to involve a material conflict of interest as to make it necessary in the public interest or for the protection of investors to disqualify the Trustee from acting as such under one of such indentures or with respect to such series;

                  (2) the Trustee or any of its directors or executive officers is an underwriter for the Company;

                  (3) the Trustee directly or indirectly controls or is directly or indirectly controlled by or is under direct or indirect common control with an underwriter for the Company upon the Certificates;

                  (4) the Trustee or any of its directors or executive officers is a director, officer, partner, employee, appointee or representative of the Company, or of an underwriter (other than the Trustee itself) for the Company who is currently engaged in the business of underwriting, except that (i) one individual may be a director or an executive officer, or both, of the Trustee and a director or an executive officer, or both, of the Company but may not be at the same time an executive officer of both the Trustee and the Company; (ii) if and so long as the number of directors of the Trustee in office is more than nine, one additional individual may be a director or an executive officer, or both, of the Trustee and a director of the Company; and (iii) the Trustee may be designated by the Company or by any underwriter for the Company to act in the capacity of transfer agent, registrar, custodian, paying agent, fiscal agent, escrow agent, or depositary, or in any other similar capacity, or subject to the provisions of paragraph (1) of this Subsection, to act as trustee, whether under an indenture or otherwise;

                  (5) 10% or more of the voting securities of the Trustee is beneficially owned either by the Company or by any director, partner, or executive officer thereof, or 20% or more of such voting securities is beneficially owned, collectively, by any two or more of such persons; or 10% or more of the voting securities of the Trustee is beneficially owned either by an underwriter for the Company or by any director, partner or executive officer thereof, or executive officer thereof, or is beneficially owned, collectively, by any two or more such persons;

                  (6) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default (as hereinafter in this Subsection defined), (i) 5% or more of the voting securities, or 10% or more of any other class of security, of the Company not including the Certificates issued under this Indenture and securities issued under any other indenture under which the Trustee is also trustee, or (ii) 10% or more of any class of security of any underwriter for the Company;

                  (7) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default (as hereinafter in this Subsection defined), 5% or more of the voting securities of any person who, to the knowledge of the Trustee, owns 10% or more of voting securities of, or controls directly or indirectly or is under direct or indirect common control with, the Company;

                  (8) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default (as hereinafter in this Subsection defined), 10% or more of any class of security of any person who, to the knowledge of the Trustee, owns 50% or more of the voting securities of the Company;

                  (9) the Trustee owns, on May 15 in any calendar year, in the capacity of executor, administrator, testamentary or inter vivos trustee, guardian, committee or conservator, or in any other similar capacity, an aggregate of 25% or more of the voting securities, or of any class of security, of any person, the beneficial ownership of a specified percentage of which would have constituted a conflicting interest under paragraphs (6), (7) or (8) of this Subsection. As to any such securities of which the Trustee acquired ownership through becoming executor, administrator, or testamentary trustee of an estate which included them, the provision of the preceding sentence shall not apply, for a period of two years from the date of such acquisition, to the extent that such securities included in such estate do not exceed 25% of such voting securities or 25% of any such class of security. Promptly after May 15 in each calendar year, the Trustee shall make a check of its holdings of such securities in any of the above-mentioned capacities as of such May 15. If the Company fails to make payment in full of the principal of or interest on any of the Certificates when and as the same becomes due and payable, and such failure continues for 30 days thereafter, the Trustee shall make a prompt check of its holdings of such securities in any of the above-mentioned capacities as of the date of the expiration of such 30 day period, and after such date, notwithstanding the foregoing provisions of this paragraph, all such securities so held by the Trustee, with sole or joint control over such securities vested in it, shall, but only so long as such failure shall continue, be considered as though beneficially owned by the Trustee for the purposes of paragraphs (6), (7) and (8) of this Subsection; or

                  (10) except under the circumstances described in paragraphs (1), (3), (4), (5) or (6) of Subsection 5.13(b), the Trustee shall be or shall become a creditor of the Company.

      For purposes of paragraph (1) of this Subsection, the term "series of securities" or "series" means a series, class or group of securities issuable under an indenture pursuant to whose terms holders of one such series may vote to direct the Trustee, or otherwise take action pursuant to a vote of such holders, separately from holders of another such series; provided, that "series of securities" or "series" shall not include any series of securities issuable under an indenture if all such series rank equally and are wholly unsecured.

      The specification of percentages in paragraphs (5) to (9) inclusive, of this Subsection shall not be construed as indicating that the ownership of such percentages of the securities of a person is or is not necessary or sufficient to constitute direct or indirect control for the purposes of paragraph (3) or (7) of this Subsection.

      For the purposes of paragraphs (6), (7), (8) and (9) of this Subsection only, (i) the terms "security" and "securities" shall include only such securities as are generally known as corporate securities, but shall not include any note or other evidence of indebtedness issued to evidence an obligation to repay moneys lent to a person by one or more banks, trust companies or banking firms, or any certificate or interest or participation in any such note or evidence of indebtedness; (ii) an obligation shall be deemed to be in default when a default in payment of principal shall have continued for 30 days or more and shall not have been cured; and (iii) the Trustee shall not be deemed to be the owner or holder of (A) any security which it holds as collateral security, as trustee or otherwise, for an obligation which is not in default as defined in clause (ii) above, or
(B) any security which it holds as collateral security under this Indenture, irrespective of any default hereunder, or (C) any security which it holds as agent for collection, or as custodian, escrow agent, or depositary, or in any similar representative capacity.

            (d)   For the purposes of this Section:

                  (1) the term "underwriter" when used with reference to the Company means every person who, within one year prior to the time as of which the determination is made, was an underwriter of any security of the Company outstanding at the time of determination.

                  (2) the term "director" means any director of a corporation, or any individual performing similar functions with respect to any organization whether incorporated or unincorporated.

                  (3) the term "person" means an individual, a corporation, a partnership, an association, a joint-stock company, a trust, an unincorporated organization, or a government or political subdivision thereof. As used in this paragraph, the term "trust" shall include only a trust where the interest or interests of the beneficiary or beneficiaries are evidenced by a security.

                  (4) the term "voting security" means any security presently entitling the owner or holder thereof to vote in the direction or management of the affairs of a person, or any security issued under or pursuant to any trust, agreement or arrangement whereby a trustee or trustees or agent or agents for the owner or holder of such security are presently entitled to vote in the direction or management of the affairs of a person.

                  (5) the term "Company" means any obligor upon the Certificates.

                  (6) the term "executive officer" means the president, every vice president, every trust officer, the cashier, the secretary, and the treasurer of a corporation, and any individual customarily performing similar functions with respect to any organization whether incorporated or unincorporated, but shall not include the chairman of the board of directors.

            (e) The percentages of voting securities and other securities specified in this Section shall be calculated in accordance with the following provisions:

                  (1) a specified percentage of the voting securities of the Trustee, the Company or any other person referred to in this Section (each of whom is referred to as a "person" in this paragraph) means such amount of the outstanding voting securities of such person as entitles the holder or holders thereof to cast such specified percentage of the aggregate votes which the holders of all the outstanding voting securities of such person are entitled to cast in the direction or management of the affairs of such person.

                  (2) a specified percentage of a class of securities of a person means such percentage of the aggregate amount of securities of the class outstanding.

                  (3) the term "amount", when used in regard to securities, means the principal amount if relating to evidences of indebtedness, the number of shares if relating to capital shares, and the number of units if relating to any other kind of security.

                  (4) the term "outstanding" means issued and not held by or for the account of the issuer. The following securities shall not be deemed outstanding within the meaning of this definition:

                     (i) securities of an issuer held in a sinking fund relating to securities of the issuer of the same class;

                     (ii) securities of an issuer held in a sinking fund relating to another class of securities of the issuer, if the obligation evidenced by such other class of securities is not in default as to principal or interest or otherwise;

                     (iii) securities pledged by the issuer thereof as
            security for an obligation of the issuer not in default as to principal or interest or otherwise; and

                     (iv) securities held in escrow if placed in escrow by the issuer thereof: provided, however, that any voting securities of an issuer shall be deemed outstanding if any person other than the issuer is entitled to exercise the voting rights thereof.

                  (5) a security shall be deemed to be of the same class as another security if both securities confer upon the holder or holders thereof substantially the same rights and privileges; provided, however, that, in the case of secured evidences of indebtedness, all of which are issued under a single indenture, differences in the interest rates or maturity dates of various series thereof shall not be deemed sufficient to constitute such series different classes; and provided, further, that, in the case of unsecured evidences of indebtedness, differences in the interest rates or maturity dates thereof shall not be deemed sufficient to constitute them securities of different classes, whether or not they are issued under a single indenture.

            (f) Except in the case of an Event of Default specified in Paragraphs (1) and (2) of Section 4.1, the Trustee shall not be required to resign as provided by this Section if the Trustee shall have sustained the burden of proving, on application to the Commission and after opportunity for hearing thereon, that:

                  (1) The Event of Default may be cured or waived during a reasonable period and under the procedures described in such application; and

                  (2) A stay of the Trustee's duty to resign will not be inconsistent with the interests of Holders of the Certificates. The filing of such an application shall automatically stay the performance of the duty to resign until the Commission orders otherwise.

      Section 5.9  Corporate Trustee Required; Eligibility.

      There shall at all times be a Trustee hereunder which shall be a corporation organized and doing business under the laws of the United States of America or any State thereof, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $5,000,000, and subject to supervision or examination by Federal or State authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

      Section 5.10  Resignation and Removal; Appointment of Successor.

            (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 5.11.

            (b) The Trustee may resign at any time by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 60 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

            (c) The Trustee may be removed at any time by Act of the Holders of a majority in principal amount of the Outstanding Certificates, delivered to the Trustee and to the Company.

            (d)   If at any time:

                  (1) the Trustee shall fail to comply with Section 5.8(a) after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Certificate for at least 6 months, or

                  (2)   the Trustee shall cease to be eligible under
      Section 5.9 and shall fail to resign after written request therefor by the Company or by any such Holder, or

                  (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee, or (ii) subject to Section 4.14, and unless the Trustee's duty to resign is stayed as provided in Subsection (f) of Section 5.8, any Holder who has been a bona fide Holder of a Certificate for at least 6 months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

            (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee. If, within 1 year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Certificates delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment become the successor Trustee and supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders and accepted appointment in the manner hereinafter provided, any Holder who has been a bona fide Holder of a Certificate for at least 6 months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

            (f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee by mailing written notice of such event by first-class mail, postage prepaid, to the Holders of Certificates as their names and addresses appear in the Certificate Register. Each notice shall include the name of the successor Trustee and the address of its principal corporate trust office.

      Section 5.11  Acceptance of Appointment by Successor.

      Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on written request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee, and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder, subject nevertheless to its lien, if any, provided for in Section 5.7. Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts. No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article, to the extent operative.

      Section 5.12  Merger, Conversion, Consolidation or Succession to
Business.

      Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, to the extent operative, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Certificates shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Certificates so authenticated with the same effect as if such successor Trustee had itself authenticated such Certificates.

      Section 5.13  Preferential Collection of Claims against Company.

            (a) Subject to the provisions of Subsection (b) of this Section, if the Trustee shall be or shall become a creditor, directly or indirectly, secured or unsecured, of the Company within 3 months prior to a default, as defined in Subsection (c) of this Section, or subsequent to such a default, then, unless and until such default shall be cured, the Trustee shall set apart and hold in a special account for the benefit of the Trustee individually, the Holders of the Certificates and the holders of other indenture securities (as defined in Subsection (c) of this Section):

                  (1) an amount equal to any and all reductions in the amount due and owing upon any claim as such creditor in respect of principal or interest, effected after the beginning of such 3 months' period and valid as against the Company and its other creditors, except any such reduction resulting from the receipt or disposition of any property described in paragraph (2) of this Subsection, or from the exercise of any right of set-off which the Trustee could have exercised if a petition in bankruptcy had been filed by or against the Company upon the date of such default; and

                  (2) all property received by the Trustee in respect of any claim as such creditor, either as security therefor, or in satisfaction or composition thereof, or otherwise, after the beginning of such 3 months' period, or an amount equal to the proceeds of any such property, if disposed of, subject, however, to the rights, if any, of the Company and its other creditors in such property or such proceeds.

Nothing herein contained, however, shall affect the right of the Trustee

                        (A) to retain for its own account (i) payments made on account of any such claim by any Person (other than the Company) who is liable thereon, and (ii) the proceeds of the bona fide sale of any such claim by the Trustee to a third person, and (iii) distributions made in cash, securities or other property in respect of claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Code or applicable State law;

                        (B) to realize, for its own account, upon any property held by it as security for any such claim, if such property was so held prior to the beginning of such 3 months' period;

                        (C) to realize, for its own account, but only to the extent of the claim hereinafter mentioned, upon any property held by it as security for any such claim, if such claim was created after the beginning of such 3 months' period and such property was received as security therefor simultaneously with the creation thereof, and if the Trustee shall sustain the burden of proving that at the time such property was so received the Trustee had no reasonable cause to believe that a default as defined in Subsection (c) of this Section would occur within 3 months; or

                        (D) to receive payments on any claim referred to in paragraph (B) or (C), against the release of any property held as security for such claim as provided in paragraph (B) or (C), as the case may be, to the extent of the fair value of such property.

      For the purposes of paragraphs (B), (C) and (D), property substituted after the beginning of such 3 months' period for property held as security at the time of such substitution shall, to the extent of the fair value of the property released, have the same status as the property released, and, to the extent that any claim referred to in any of such paragraphs is created in renewal of or in substitution for or for the purpose of repaying or refunding any preexisting claim of the Trustee as such creditor, such claim shall have the same status as such preexisting claim.

      If the Trustee shall be required to account, the funds and property held in such special account and the proceeds thereof shall be apportioned between the Trustee, the Holders and the holders of other indenture securities in such manner that the Trustee, the Holders and the holders of such other indenture securities realize, as a result of payments from such special account and payments of dividends on claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Code or applicable State law, the same percentage of their respective claims, figured before crediting to the claim of the Trustee anything on account of the receipt by it from the Company of the funds and property in such special account and before crediting to the respective claims of the Trustee and the Holders and the holders of other indenture securities dividends on claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Code or applicable State law, but after crediting thereon receipts on account of the indebtedness represented by their respective claims from all sources other than from such dividends and from the funds and property so held in such special account. As used in this paragraph, with respect to any claim, the term "dividends" shall include any distribution with respect to such claim, in bankruptcy or receivership or proceedings for reorganization pursuant to the Federal Bankruptcy Code or applicable State law, whether such distribution is made in cash, securities, or other property, but shall not include any such distribution with respect to the secured portion, if any, of such claim. The court in which such bankruptcy, receivership or proceedings for reorganization is pending shall have jurisdiction (i) to apportion between the Trustee and the Holders and the holders of other indenture securities, in accordance with the provisions of this paragraph, the funds and property held in such special account and proceeds thereof, or (ii) in lieu of such apportionment, in whole or in part, to give to the provisions of this paragraph due consideration in determining the fairness of the distributions to be made to the Trustee and the Holders and the holders of other indenture securities with respect to their respective claims, in which event it shall not be necessary to liquidate or to appraise the value of any securities or other property held in such special account or as security for any such claim, or to make a specific allocation of such distributions as between the secured and unsecured portions of such claims, or otherwise to apply the provisions of this paragraph as a mathematical formula.

      Any Trustee who has resigned or been removed after the beginning of such 3 month period shall be subject to the provisions of this Subsection as though such resignation or removal had not occurred. Any Trustee who has resigned or been removed prior to the beginning of such 3 month period shall be subject to the provisions of this Subsection if and only if the following conditions exist:

                     (i) the receipt of property or reduction of claims, which would have given rise to the obligation to account, if such Trustee had continued as Trustee, occurred after the beginning of such 3 months' period; and

                     (ii) such receipt of property or reduction of claim
            occurred  within 3 months after such resignation or removal.

            (b) There shall be excluded from the operation of Subsection (a) of this Section a creditor relationship arising from:

                  (1) the ownership or acquisition of securities issued under any indenture, or any security or securities having a maturity of one year or more at the time of acquisition by the Trustee;

                  (2) advances authorized by a receivership or bankruptcy court of competent jurisdiction, or by this Indenture, for the purpose of preserving any property which shall at any time be subject to the lien of this Indenture or of discharging tax liens or other prior liens or encumbrances thereon, if notice of such advances and of the circumstances surrounding the making thereof is given to the Holders at the time and in the manner provided in this Indenture;

                  (3) disbursements made in the ordinary course of business in the capacity of trustee under an indenture, transfer agent, registrar, custodian, paying agent, fiscal agent or depositary, or other similar capacity;

                  (4) an indebtedness created as a result of services rendered or premises rented; or an indebtedness created as a result of goods or securities sold in a cash transactions as defined in Subsection (c) of this Section;

                  (5) the ownership of stock or of other securities of a corporation organized under the provisions of Section 25(a) of the Federal Reserve Act, as amended, which is directly or indirectly a creditor of the Company; or

                  (6) the acquisition, ownership, acceptance or negotiation of any drafts, bills of exchange, acceptances or obligations which fall within the classification of self-liquidating paper as defined in Subsection (c) of this Section.

            (c)   For the purposes of this Section only:

                  (1) the term "default" means any failure to make payment in full of the principal of or interest on any of the Certificates or upon the other indenture securities when and as such principal or interest becomes due and payable.

                  (2) the term "other indenture securities" means securities upon which the Company is an obligor outstanding under any other indenture (i) under which the Trustee is also trustee, (ii) which contains provisions substantially similar to the provisions of this Section, and (iii) under which a default exists at the time of the apportionment of the funds and properly held in such special account.

                  (3) the term "cash transaction" means any transaction in which full payment for goods or securities sold is made within 7 days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks or bankers and payable upon demand.

                  (4) the term "self-liquidating paper" means any draft, bill of exchange, acceptance or obligation which is made, drawn, negotiated or incurred by the Company for the purpose of financing the purchase, processing, manufacturing, shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing title to, possession of, or a lien upon, the good, wares or merchandise or the receivables or proceeds arising from the sale of the goods, wares or merchandise previously constituting the security, provided the security is received by the Trustee simultaneously with the creation of the creditor relationship with the Company arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation.

                  (5) the term "Company" means any obligor upon the Certificates.

                                  ARTICLE VI
              HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

      Section 6.1  Company to Furnish Trustee Names and Addresses of Holders.

      If the Trustee is not the Certificate Registrar, the Company will furnish or cause to be furnished to the Trustee:

                  (1) semi-annually, not more than 15 days after each May 1 and November 1, all information in the possession or control of the Company, or of any Paying Agent (other than the Trustee), in such form as the Trustee may reasonably require, as to the names and addresses of the Holders of Certificates as of such May 1 or November 1, as the case may be, and

                  (2) at such other times as the Trustee may request in writing, within 15 days after the receipt by the Company of any such request, information of similar form and content as of a date not more than 15 days prior to the time such information is furnished.

      Section 6.2  Preservation of Information; Communications to Holders.

            (a) The Trustee shall preserve, in as current a form as is reasonably practicable, all such information furnished to the Trustee as provided in Section 6.1 and all such information received by the Trustee in its capacity as Paying Agent.

            (b) If 3 or more Holders of Certificates (hereinafter referred to as "applicants") apply in writing to the Trustee, and furnish to the Trustee reasonable proof that each such applicant has owned a Certificate for a period of at least 6 months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders of Certificates with respect to their rights under this Indenture or under the Certificates and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within 5 business days after the receipt of such application, at its election, either:

                     (i) afford such applicants access to the information preserved at the time by the Trustee in accordance with Subsection (a) of this Section or

                     (ii) inform such applicants as to the approximate
            number of Holders of Certificates whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Subsection (a) of this Section and as to the approximate cost of mailing to such Holders the form of proxy or other communication, if any, specified in such application.

      If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Holder whose name and address appear in the information preserved at the time by the Trustee in accordance with Subsection (a) of this Section, a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within 5 days after such tender, the Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the Holders of Certificates or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Holders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

            (c) Every Holder of Certificates, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders of Certificates in accordance with Subsection (b), regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Subsection
(b) of this Section.

      Section 6.3  Reports by Trustee.

            (a) Within 60 days after May 15 of each year commencing with the year 2003, the Trustee shall transmit by mail to all Holders, as their names and addresses appear in the Certificate Register, a brief report dated as of such May 15 with respect to any of the following events which may have occurred within the previous 12 months (but if no such event has occurred within such period, no report need be transmitted):

                  (1) any change to its eligibility under Section 5.9 and its qualifications under Section 5.8;

                  (2) the creation of or any material change to a relationship specified in paragraphs (1) through (10) of Section 5.8(c);

                  (3) the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) which remain unpaid on the date of such report, and for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Certificates, on property or funds held or collected by it as Trustee, except that the Trustee shall not be required (but may elect) to report such advances so remaining unpaid which aggregate not more than 1/2 of 1% of the principal amount of the Certificates Outstanding on the date of such report;

                  (4) the amount, interest rate and maturity date of all other indebtedness owing by the Company (or by any other obligor on the Certificates) to the Trustee in its individual capacity, on the date of such report, with a brief description of any property held as collateral security therefor, except an indebtedness based upon a creditor relationship arising in any manner described in
      Section 5.13(b)(2), (3), (4) or (6);

                  (5) any change to the property and funds, if any, physically in the possession of the Trustee as such on the date of such report;

                  (6) any additional issue of Certificates which the Trustee has not previously reported; and

                  (7) any action taken by the Trustee in the performance of its duties hereunder which it has not previously reported and which in its opinion materially affects the Certificates, except action in respect of a default, notice of which has been or is to be withheld by the Trustee in accordance with Section 5.2.

            (b) The Trustee shall transmit by mail to all Holders, as their names and addresses appear in the Certificate Register, a brief report with respect to the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) since the date of the last report transmitted pursuant to Subsection (a) of this Section (or if no such report has yet been so transmitted, since the date of execution of this Indenture) for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Certificates, on property or funds held or collected by it as Trustee, and which it has not previously reported pursuant to this Subsection, such report to be transmitted within 90 days after such time, except that the Trustee shall not be required (but may elect) to

                  (1) report such advances if such advances remaining unpaid at any time aggregate 10% or less of the principal amount of the Certificates Outstanding at such time.

            (c) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which the Certificates are listed, and also with the Commission. The Company will notify the Trustee when the Certificates are listed on any stock exchange.

      Section 6.4  Reports by Company.

            The Company will:

                  (1) file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company is required to file with the Commission pursuant to Section 13 or
      Section 15(d) of the Securities Exchange Act of 1934; or, if the Company is not required to file information, documents or reports pursuant to either of said Sections, then it will file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Securities Exchange Act of 1934 in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

                  (2) file with the Trustee and the Commission, in accordance with rules and regulations prescribed by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

                  (3) transmit by mail to all Holders, as their names and addresses appear in the Certificate Register, within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Company pursuant to paragraphs (1) and (2) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.

                                 ARTICLE VII
                CONSOLIDATION, MERGER, CONVEYANCE OR TRANSFER

      Section 7.1  Company may Consolidate, etc., only on Certain Terms.

      The Company shall not consolidate with or merge into any other corporation or convey or transfer its properties and assets substantially as an entirety to any Person, unless:

                  (1) the corporation formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer the properties and assets of the Company substantially as an entirety shall be a corporation organized and existing under the laws of the United States of America or any State or the District of Columbia, and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee the due and punctual payment of the principal of and interest on all the Certificates and the performance of every covenant and agreement in this Indenture on the part of the Company to be performed or observed;

                  (2) immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time, or both, would become an Event of Default, shall have happened and be continuing; and

                  (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger, conveyance or transfer and such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

      Section 7.2  Successor Corporation Substituted.

      Upon any consolidation or merger, or any conveyance or transfer of the properties and assets of the Company substantially as an entirety in accordance with Section 7.1, the successor corporation formed by such consolidation or into which the Company is merged or the Person to which such conveyance or transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor corporation or Person had been named as the Company herein, and thereafter all obligations of the Company under this Indenture and the Certificates shall terminate.

                                 ARTICLE VIII
                          AMENDMENTS AND SUPPLEMENTS

      Section 8.1  Without Consent of Holders.

      Without the consent of the Holders of any Certificates, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more amendments or indentures supplemental hereto for any of the following purposes:

                  (1) to evidence the succession of another corporation or Person to the Company, and the assumption by any such successor of the covenants of the Company herein and in the Certificates contained; or

                  (2) to add to the covenants of the Company, for the benefit of the Holders of the Certificates, or to surrender any right or power herein conferred upon the Company; or

                  (3) to cure any ambiguity, omission, defect or inconsistency, or to make any other provisions with respect to matters or questions arising under this Indenture which shall not be inconsistent with the provisions of this Indenture, provided such action shall not adversely affect the interests of the Holders of the Certificates; or

                  (4) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under TIA, or under any similar federal statute hereafter enacted, and to add to this Indenture such other provisions as may be expressly permitted by TIA.

      Section 8.2  With Consent of Holders.

            (a) With consent of the Holders of not less than a majority in principal amount of the Outstanding Certificates, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into one or more amendments or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of the Certificates under this Indenture; provided, however, that no such amendment or supplemental indenture shall, without the consent of the Holder of each Outstanding Certificate affected thereby:

                  (1) change the Stated Maturity of the principal of, or any installment of interest on, any Certificate, or reduce the principal amount thereof or the interest thereon payable upon the redemption thereof, or change the coin or currency in which, any Certificate or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or

                  (2) reduce the percentage in principal amount of the Outstanding Certificates, the consent of whose Holders is required for any such amendment or supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

                  (3)   modify any of the provisions of this Section or
      Section 4.13, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Certificate affected thereby.

            (b) It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed amendment or supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

      Section 8.3  Execution of Amendments and Supplemental Indentures.

      In executing, or accepting the additional trusts created by, any amendment or supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 5.1) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such amendment or supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such amendment or supplemental indenture which, in the reasonable opinion of the Trustee, affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

      Section 8.4  Effect of Amendments and Supplemental Indentures.

      Upon the execution of any amendment or supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such amendment or supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Certificates theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

      Section 8.5  Conformity with Trust Indenture Act.

      Every amendment or supplemental indenture executed pursuant to this Article shall conform to the requirements of TIA as then in effect if this Indenture shall then be qualified under TIA.

      Section 8.6 Reference in Certificates to Amendments and Supplemental Indentures.

      Certificates authenticated and delivered after the execution of any amendment or supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such amendment or supplemental indenture. If the Company shall so determine, new Certificates so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any such amendment or supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Certificates.

                                  ARTICLE IX
                                  COVENANTS

      Section 9.1  Payment of Principal and Interest.

      The Company will duly and punctually pay the principal of and interest on the Certificates in accordance with the terms of the Certificates and this Indenture.

      Section 9.2  Payment of Taxes and Other Claims.

      The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all taxes, assessments and governmental charges levied or imposed upon it or upon its income, profits or property, and (2) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon its property; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

      Section 9.3  Maintenance of Properties.

      The Company will cause all its properties used or useful in the conduct of its business to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section shall prevent the Company from discontinuing the operation and maintenance of any of its properties if such discontinuance is, in the judgment of the Company, desirable in the conduct of its business and not disadvantageous in any material respect to the Holders.

      Section 9.4  Certificate as to Compliance.

      The Company will deliver to the Trustee, within 120 days after the end of each of its fiscal years, a certificate (which need not comply with Section 1.2) signed by the President, the Chief Financial Officer or the Principal Accounting Officer of the Company, stating that:

                  (1) a review of the activities of the Company during such year and of performance under this Indenture has been made under the signer's supervision; and

                  (2) to the signer's knowledge, based on such review, the Company is in compliance (without regard to any period of grace or requirement of notice provided under the Indenture) with all conditions and covenants under the Indenture.

      Section 9.5  Corporate Existence.

      Subject to Article VII, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights (charter and statutory) and franchises; provided, however, that the Company shall not be required to preserve any right or franchise if the Company shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holders.

                                  ARTICLE X
                          REDEMPTION OF CERTIFICATES

      Section 10.1  Right of Redemption.

      The Certificates are redeemable at the option of the Company, at any time in whole or from time to time in part, upon notice from the Company to the Trustee as set forth in Section 10.2, at their principal amount, without premium, together with accrued interest (as such principal amount and accrued interest may have been reduced pursuant to Article XI) to the Redemption Date fixed by the Company ("Redemption Price").

      Section 10.2  Notice to Trustee.

      The election of the Company to redeem Certificates shall be exercised by written notice to the Trustee given at least 45 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee in its sole discretion). Such notice shall state the Redemption Date fixed by the Company and the principal amount of Certificates to be redeemed.

      Section 10.3  Selection by Trustee of Certificates to be Redeemed.

            (a) If less than all the Certificates are to be redeemed, the particular Certificates or portions thereof to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Certificates not previously called for redemption, pro rata, by lot or by such other method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions of the principal of Certificates of a denomination larger than $100.00. The portions of the principal of Certificates so selected for partial redemption shall be equal to $1.00 or a multiple thereof; however, no Certificate may be selected for partial redemption if the principal balance of such Certificate remaining after redemption would be less than $100.00.

            (b) The Trustee shall promptly notify the Company in writing of the Certificates selected for redemption and, in the case of any Certificate selected for partial redemption, the principal amount thereof to be redeemed.

            (c) For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Certificates shall relate, in the case of any Certificate redeemed or to be redeemed only in part, to the portion of the principal of such Certificate which has been or is to be redeemed.

      Section 10.4  Notice of Redemption.

            (a) Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 15 nor more than 60 days prior to the Redemption Date, to each Holder of Certificates to be redeemed, at his address appearing in the Certificate Register.

            (b)   All notices of redemption shall state:

                  (1)   the Redemption Date,

                  (2)   the Redemption Price,

                  (3) if less than all Outstanding Certificates are to be redeemed, the identification (and, in the case of partial redemption, the respective principal amounts) of the Certificates to be redeemed,

                  (4) that on the Redemption Date the Redemption Price will become due and payable upon each such Certificate, and that interest thereon shall cease to accrue on and after said date, and

                  (5) the name and address of the Paying Agent where such Certificates must be surrendered for payment of the Redemption Price.

            (c) Notice of redemption of Certificates to be redeemed at the election of the Company shall be given by the Company, or, at the Company's written request, by the Trustee in the name and at the expense of the Company.

      Section 10.5  Deposit of Redemption Price.

      Prior to any Redemption Date, the Company shall deposit with the Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 2.6) an amount of money sufficient to pay the Redemption Price of all the Certificates which are to be redeemed on that date.

      Section 10.6  Payable on Redemption Date.

            (a)   Notice of redemption having been given as provided in
Section 10.4, the Certificates so to be redeemed shall become due and payable on the Redemption Date at the Redemption Price specified in such notice, and on and after such date (unless the Company shall default in the payment of the Redemption Price) such Certificates shall cease to bear interest. Upon surrender of such Certificates for redemption in accordance with said notice, such Certificates shall be paid by the Company at the Redemption Price. Installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Certificates registered as such on the relevant Regular Record Date according to their terms and the provisions of Section 2.9.

            (b) If any Certificate called for redemption shall not be so paid upon surrender thereof for redemption, the principal thereof shall, until paid, bear interest from the Redemption Date at the rate then borne by such Certificate.

      Section 10.7  Certificates Redeemed in Part.

      Except as provided in Section 11.4, upon surrender of any Certificate which is redeemed only in part, the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Certificate, without service charge, a new Certificate in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Certificate so surrendered.

                                  ARTICLE XI
                       CERTIFICATES SUBJECT TO SET OFF

      Section 11.1  Right of Set Off.

      The Company shall have the right at any time, at its option, to set off against the principal of and interest accrued on any Certificate all or any portion of the amounts owing to the Company or any of its subsidiaries by the Holder of such Certificate, such set off to be made first against interest accrued to the date of such set off and then in increments of $1.00 against the principal amount of such Certificate. If the Company exercises its right of set off with respect to a Certificate, it shall give notice thereof ("Set Off Notice"), as provided in Section 11.3, to the Holder of such Certificate and to the Trustee and any Paying Agent, but the giving of such notice is not a condition to the Company's exercise of its right of set off.

      Section 11.2  Effect of Set Off.

            (a) From and after the date of any set off as specified in a Set Off Notice, unpaid interest accrued on, and, if applicable, the principal amount of, the Certificate identified in the Set Off Notice shall, for all purposes of this Indenture and such Certificate, be reduced and be deemed to have been paid by the Company to the extent specified in the Set Off Notice, and interest shall cease to accrue on the portion, if any, of the principal amount of such Certificate so reduced and deemed to have been paid.

            (b) If the principal amount of a Certificate identified in a Set Off Notice has been reduced and been deemed to have been paid by the Company to an extent such that the remaining unpaid portion of the principal of such Certificate is less than $100.00, then such Certificate shall become due and payable on the date of the set off as specified in the Set Off Notice, and, on and after the earlier of (i) the date on which such Certificate is surrendered for payment and (ii) seven days following the date of such Set Off Notice, (unless the Company shall default in the payment of the remaining unpaid portion of the principal of such Certificate), such Certificate shall cease to bear interest. Concurrently with the giving of a Set Off Notice having the effect specified in this Subsection (b), the Company shall deposit with the Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 2.6) monies sufficient in amount to pay the remaining unpaid portion of the principal of the Certificate which is the subject of the Set Off Notice.

            (c) If prior to the date of the set off as specified in a Set Off Notice, a notice of redemption has been given pursuant to Section 10.4 with respect to the Certificate identified in the Set Off Notice, and if the Redemption Price of such Certificate has not yet been paid, then, notwithstanding such redemption notice, such Redemption Price shall, for all purposes of this Indenture and such Certificate, be reduced and be deemed to have been paid by the Company to the extent specified in the Set Off Notice, and on the Redemption Date, the Holder of such Certificate shall only be entitled to receive the remaining balance, if any, of the Redemption Price.

      Section 11.3  Set Off Notice.

            (a)   All Set Off Notices shall state:

                  (1) the identity of the Certificate as to which the Company exercised its right of set off;

                  (2)   the date of the set off;

                  (3)   the total amount of the set off;

                  (4) the extent to which unpaid interest accrued on such Certificate to the date of the set off has been reduced and deemed paid by the Company;

                  (5) the extent, if any, to which the principal amount of such Certificate has been reduced and deemed paid by the Company, and that interest thereon ceased to accrue from and after the date of the set off;

                  (6) if the principal amount of such Certificate has been reduced and deemed paid by the Company to an extent such that the remaining unpaid portion of the principal of such Certificate is less than $100.00, that the Certificate became due and payable on the date of the set off, that interest thereon will cease to accrue on and after the earlier of (i) the date on which such Certificate is surrendered for payment and (ii) seven days following the date of such Set Off Notice, and the name and address of the Paying Agent where such Certificate must be surrendered for payment of the remaining unpaid portion of the principal of such Certificate; and

                  (7) if a prior notice of redemption has been given with respect such Certificate, the extent to which the Redemption Price stated therein has been reduced and deemed to have been paid by the Company, and the remaining balance, if any, of the Redemption Price payable on the Redemption Date stated therein.

            (b) All Set Off Notices shall be given on or promptly following the date of the set off to which they relate. However, no delay by the Company in giving a Set Off Notice shall impair its validity or effect once given. Prior to its actual receipt of a Set Off Notice, neither the Trustee nor any Paying Agent shall have any liability for, or as a result of, any payments made or actions taken by it pursuant to this Indenture with respect to a Certificate which is the subject of a Set Off Notice.

      Section 11.4  Certificates Set Off In Part.

      If, as provided in this Article, the principal amount of a Certificate has been reduced and deemed to have been paid in part only, upon surrender of such Certificate, the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Certificate, without service charge, a new Certificate in aggregate principal amount equal to and in exchange for the remaining unpaid portion of the principal of the Certificate so surrendered, and Section 10.7 shall not apply in such case; provided, in the case of any Certificate as to which the provisions of Subsection (b) of
Section 11.2 are applicable, the Company shall have no obligation to execute, and the Trustee shall not authenticate and deliver, a new Certificate, and the Holder of the Certificate so surrendered shall only be entitled to receive payment of the remaining unpaid portion of the principal thereof as provided in Subsection (b) of Section 11.2.

      Section 11.5  Holder Has No Right of Set Off.

      No Holder of any Certificate shall have any right to set off any amounts which such Holder owes to the Company or any of its subsidiaries against the principal of or interest accrued on such Certificate, and each Holder by acceptance of a Certificate waives and relinquishes any such right.

                                 ARTICLE XII
                        SUBORDINATION OF CERTIFICATES

      Section 12.1  Subordination to Senior Indebtedness.

            (a) The Company for itself, its successors and assigns, covenants and agrees, and each Holder of Certificates, by his acceptance thereof, likewise covenants and agrees, that, anything in the Certificates or this Indenture to the contrary notwithstanding, the indebtedness evidenced by each and all of the Certificates, and the payment of the principal thereof and the interest thereon, shall be subordinate and junior in right of payment, to the extent and in the manner hereinafter set forth, to all Senior Indebtedness.

            (b) The Certificates shall be subordinate and junior in right of payment to all Senior Indebtedness in the following respects:

                  (1) In the event of any insolvency or bankruptcy proceedings, and any receivership, liquidation, reorganization, arrangement or other similar proceedings in connection therewith relative to the Company or to its creditors, as such, or to its Property, or in the event of any proceedings for voluntary liquidation, dissolution or other winding up of the Company, whether or not involving insolvency or bankruptcy, then the holders of Senior Indebtedness shall be entitled to receive payment in full of all Senior

      Indebtedness (whether accrued prior or subsequent to the commencement of such case or proceedings) before the Holders of the Certificates are entitled to receive any payment with respect to the Certificates, and to that end (but subject to the power of a court of competent jurisdiction to make other equitable provision reflecting the rights conferred herein upon the Senior Indebtedness and the holders thereof with respect to the subordinated indebtedness represented by the Certificates and the Holders thereof by a lawful plan of reorganization under applicable bankruptcy law) the holders of Senior Indebtedness shall be entitled to receive for application in payment thereof any payment or distribution of any kind or character, whether in cash or Property or securities, or by set off or otherwise, which may be payable or deliverable in any such proceedings in respect of the Certificates (other than securities which are subordinate and junior in right of payment, at least to the extent provided herein with respect to the Certificates, to the payment of all Senior Indebtedness then outstanding) and each Holder of the Certificates irrevocably authorizes and empowers such holders of Senior Indebtedness to demand, sue for, collect and receive any such payment or distribution and to receipt therefor, and to file all such claims and take all such action, in the name of such Holders of the Certificates or otherwise, as such holders of Senior Indebtedness may determine to be necessary or appropriate for the enforcement of these subordination provisions, and each Holder of the Certificates will also execute and deliver such instruments confirming such authorizations and such powers of attorney, proofs of claim, assignments of claim and other instruments as may be requested by such holders of Senior Indebtedness in order to enable such holders to enforce any and all claims upon or in respect of the Certificates; and upon any such insolvency or bankruptcy proceedings, receivership, liquidation, reorganization, arrangement or other similar proceedings, or voluntary liquidation, dissolution or other winding up, any payment or distribution of assets of the Company of any kind or character, whether in cash, Property or securities or by set off or otherwise (other than securities which are subordinate and junior in right of payment, at least to the extent provided herein with respect to the Certificates to the payment of all Senior Indebtedness then outstanding) to which the Holders of the Certificates would be entitled, except for the provisions hereof, shall be paid by the Company or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other person making such payment or distribution directly to the holders of Senior Indebtedness (pro rata to each such holder on the basis of the respective amounts of Senior Indebtedness held by such holder) or their representatives, to the extent necessary to pay all Senior Indebtedness in full, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness;

                  (2) In the event that the principal of any Certificate shall become due and payable before its Stated Maturity as a result of a declaration of acceleration following an Event of Default (under circumstances when the provisions of the foregoing Clause (1) and the following Clauses (3) and (4) shall not or shall no longer be applicable), the holders of the Senior Indebtedness outstanding at the time such Certificate so becomes due and payable because of such reason shall be entitled to receive payment in full of all Senior Indebtedness before the Holders of the Certificates are entitled to receive any payment with respect to the Certificates (including any payment in connection with the acquisition by the Company of any of the Certificates for cash or Property other than capital stock of the Company);

                  (3) In the event that any default shall occur and be continuing with respect to the payment of Senior Indebtedness, unless payment in full shall have first been made on all Senior Indebtedness or such default with respect to such Senior Indebtedness shall have been cured or waived in accordance with the terms of such Senior Indebtedness, no payment shall be made with respect to the Certificates (including any such payment which would cause such default and including any payment in connection with the acquisition by the Company of any of the Certificates for cash or Property other than capital stock of the Company); and

                  (4) In the event that any default (other than those referred to in Clause (3) above) shall occur and be continuing with respect to any Senior Indebtedness permitting the holders of such Senior Indebtedness to accelerate the maturity thereof, unless payment in full shall have first been made on all Senior Indebtedness or such default with respect to such Senior Indebtedness shall have been cured or waived in accordance with the terms of such Senior Indebtedness, all payments with respect to the Certificates (including any such payment which would cause such default and including any payment in connection with the acquisition by the Company of any of the Certificates for cash or Property other than capital stock of the Company) shall be suspended during any period:

                        (A) of 180 days after the earlier of (x) the giving of written notice of such default by the holders of Senior Indebtedness to the Company and the Trustee or (y) the giving of written notice of such default by the Company to the Holders of the Certificates; provided, that only one such notice shall be given pursuant to this Clause (4)(A) in any 12 consecutive months; or

                        (B) in which judicial proceedings shall be pending in respect of such default, a notice of acceleration of the maturity of such Senior Indebtedness shall have been transmitted to the Company and the Trustee in respect of such default and such judicial proceedings shall be diligently pursued in good faith.

            (c) In the event that any payment or other distribution is made to or received by any Holder of the Certificates in contravention of the provisions of Subsection (b) of this Section, then such payment or other distribution shall be held by the Holder of such Certificate for the benefit of, and shall be paid over and delivered to, the holders of Senior Indebtedness (pro rata as their interests shall appear) or to their representative or the trustee under the indenture or other agreement (if any) pursuant to which Senior Indebtedness may have been issued, for application to the payment of all Senior Indebtedness remaining unpaid to the extent necessary to pay all Senior Indebtedness then due and payable in accordance with its terms, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness.

      Section 12.2  Authorization of Holders to Trustee to Effect
Subordination.

      Each Holder of Certificates by his acceptance thereof authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate, as between the holders of Senior Indebtedness and such Holder, the subordination provided in this Article XII and appoints the Trustee his attorney-in-fact for such purpose.

      Section 12.3  Responsibility of Trustee.

            (a) Upon any payment or distribution of assets of the Company referred to in this Article XII, the Trustee, subject to the provisions of
Section 4.1, and the Holders of the Certificates shall be entitled to rely upon a certificate of the receiver, trustee in bankruptcy, liquidating trustee or agent or other person making any payment or distribution to the Trustee or to the Holders of the Certificates for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of the Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article XII. The Trustee, however, shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness, and shall not be liable to any such holders of Senior Indebtedness if it shall mistakenly pay over or distribute to Holders of the Certificates, the Company or any other person moneys or assets to which any holders of Senior Indebtedness shall be entitled by virtue of this
Article XII or otherwise, unless the Trustee shall be charged with knowledge under this Section 12.3 of the facts which would prohibit the making of such payment or distribution. Nothing contained in this Article XII shall prevent the application by the Trustee of any moneys which were deposited with it hereunder, for the purpose of the payment of or on account of the principal of, or interest on, the Certificates, unless, prior to the date on which such application is made by the Trustee, the Trustee shall be charged with knowledge under this Section 12.3 of the facts which would prohibit the making of such application.

            (b) The Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment of moneys to the Trustee, or the application of such moneys by the Trustee in accordance with the terms hereof (other than an acceleration of the principal amount due on the Certificates because of an Event of Default and other than the existence of any proceeding initiated by the Trustee), unless and until one business day after the Trustee shall have received written notice thereof from or on behalf of a holder of Senior Indebtedness or the Company or any court or any party to any proceeding referred to in Section 12.1.

            (c) The provisions of this Section 12.3 applicable to the Trustee shall also apply to and be for the benefit of any Paying Agent.

                                  * * * * *

      This Indenture may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all of which such counterparts shall together constitute but one and the same instrument.

      IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                    UNIFIED WESTERN GROCERS, INC.


                                    By  ________________________________


                                    Name: ______________________________


                                    Title:______________________________


Attest:



__________________________________


Name:       ______________________

Title:      ______________________


                                    U.S. BANK, N.A.


                                    By  ________________________________


                                    Name: ______________________________


                                    Title:______________________________

No. ____________                                            $_______________



                         UNIFIED WESTERN GROCERS INC.

                 SUBORDINATED PATRONAGE DIVIDEND CERTIFICATE

                            DUE DECEMBER 15, 2007


      Unified Western Grocers, Inc., a California corporation (herein called the "Company"), hereby certifies that, as of the date hereof, there has been allocated on the books of the Company to the required patronage dividend deposit account of ______________________________ (herein called the "Holder") the principal amount of _______________________________________
Dollars, for which amount the Company hereby acknowledges itself to be indebted and which amount the Company promises to pay to the Holder, or registered assigns, all on and subject to the terms, conditions and provisions set forth herein and on the reverse side hereof. By acceptance of this Certificate, the Holder agrees to and shall be bound by such terms, conditions and provisions.

      The transferability of this Certificate is restricted -- see paragraph 9 on the reverse side hereof.

TRUSTEE'S CERTIFICATE         DATED:  ________________________
OF AUTHENTICATION

This is one of the                        UNIFIED WESTERN GROCERS, INC.
Certificates referred to in
the within-mentioned
Indenture.

U.S. Bank, N.A.,                    By  ____________________________________
as Trustee                                                        President

                                    Attest:

By  ____________________________
            Authorized Signatory

                                    ________________________________________
                                                                  Secretary

                                  EXHIBIT A

                        [REVERSE SIDE OF CERTIFICATE]

1.    Payment of Interest

      The Company will pay interest on the principal amount of this Certificate as if this Certificate was issued December 15, 2002 at the rate specified below. Interest will be paid on December 15 in each year, commencing December 15, 2003 and continuing until the principal amount hereof is paid or duly made available for payment. Interest will be computed on the basis of a 365-day or 366-day year, as the case may be, and the actual number of days elapsed.

      The interest rate shall be a rate equal to the interest rate payable on U.S. treasury securities having a term of five years measured at the end of the Company's fiscal year preceding the next Interest Payment Date, which rate shall be reset by the Company each year at the end of each of the Company's fiscal years.

2.    Payment of Face Amount

      The Company will pay the principal amount of this Certificate on December 15, 2007.

3.    Method of Payment

      The Company will pay interest on the Certificates (except defaulted interest) to the persons who are registered holders of Certificates on the 15th day (whether or not a business day) next preceding the interest payment date. Defaulted interest shall be paid by the Company to the persons who are registered holders on a subsequent special record date fixed by the Trustee, notice of which special record date shall be given to holders of Certificates not less than 15 days prior to such special record date, or may be paid in any lawful manner. Holders must surrender Certificates to a Paying Agent to receive payment of the principal amount of Certificates. Payment of the principal amount of Certificates and payment of interest will be made in such coin or currency of the United States as at the time of payment is legal tender for payment of public and private debts, or by check payable in such coin or currency. Interest may be paid by check to a holder's registered address.

4.    Paying Agent and Registrar

      Initially, U.S. Bank, N.A. (herein called the "Trustee"), will act as Paying Agent and the Company will act as Registrar. The Company may change any Paying Agent or Registrar without notice. The Company or any of its subsidiaries may act as Paying Agent or Registrar.

5.    Indenture

      This Certificate is one of a duly authorized issue of Certificates of the Company, limited in aggregate principal amount to $4,000,000, issued under an Indenture dated as of _____________, 2003 (herein called the "Indenture") between the Company and the Trustee. The terms of the Certificates include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C.
Section 77aaa, et seq.) as amended from time to time.  The Certificates are

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


subject to all such terms, and holders of Certificates are referred to the Indenture and the Trust Indenture Act of 1939 for a statement of them.

6.    Optional Redemption

      The Certificates are redeemable at the option of the Company, at any time in whole or from time to time in part, without premium, upon not less than 15 nor more than 60 days prior notice to each holder of Certificates to be redeemed at its registered address, at their principal amount together with accrued interest (as such principal amount and accrued interest may have been reduced by the Company's exercise of its right of set off referred to in paragraph 7 below) to the redemption date. The portion of the principal amount of Certificates to be partially redeemed shall be equal to $1.00 or an integral multiple thereof. In the event of the redemption of a Certificate in part only, a new Certificate for the unredeemed portion will be issued in the name of the holder upon cancellation of the Certificate called for partial redemption. On or after the redemption date interest ceases to accrue on the Certificates or portions of them called for redemption.

7.    Set Off

      The Company shall have the right at any time, at its option, to set off against the principal of and interest accrued on this Certificate all or any portion of the amounts owing to the Company or any of its subsidiaries by the Holder of this Certificate, such set off to be made first against interest accrued to the date of such set off and then in increments of $1.00 against the principal amount of this Certificate. As specified in the Indenture, the Company will give notice of such set off to the Trustee and the Holder of this Certificate, but the giving of such notice is not a condition to the Company's exercise of its right of set off. From and after the date of any such set off as specified in such notice, unpaid interest accrued on, and, if applicable, the principal amount of, this Certificate shall, for all purposes of the Indenture and this Certificate, be reduced and be deemed to have been paid by the Company to the extent specified in such notice, and interest shall cease to accrue on the portion, if any, of the principal amount of this Certificate so reduced and deemed to have been paid. If the principal amount of a Certificate identified in the Company's notice has been reduced and been deemed to have been paid by the Company to an extent such that the remaining unpaid portion of the principal of such Certificate is less than $100.00, then such Certificate shall become due and payable on the date of the set off as specified in the Company's notice, and, on and after the earlier of the date on which such Certificate is surrendered for payment and 7 days following the date of the Company's notice, such Certificate shall cease to bear interest. If prior to the date of the set off as specified in the Company's notice, a notice of redemption has been given with respect to this Certificate, and if the redemption price of this Certificate has not yet been paid, then, notwithstanding such redemption notice, such redemption price shall, for all purposes of the Indenture and this Certificate, be reduced and be deemed to have been paid by the Company to the extent specified in the Company's notice, and on the redemption date, the Holder of this Certificate shall only be entitled to receive the remaining balance, if any, of the redemption price. No delay by the Company in giving a notice of set off shall impair its validity or effect once given. If as a result of the Company's exercise of its right of set off, the principal amount of this Certificate has been reduced and deemed to have been paid in part only, a new Certificate for the remaining unpaid portion of the principal of this

Certificate will be issued in the name of the Holder upon surrender for cancellation of this Certificate; however, if the remaining unpaid portion of the principal of this Certificate is less than $100.00, a new Certificate will not be issued and the Holder shall only be entitled to receive payment of the remaining unpaid portion of the principal of this Certificate upon surrender of this Certificate.

      The Holder of this Certificate shall have no right to set off any amounts which the Holder owes to the Company or any of its subsidiaries against the principal of or interest accrued on this Certificate, and by acceptance of this Certificate the Holder waives and relinquishes any such right.

8.    Subordination

      The indebtedness of the Company evidenced by the Certificates is, to the extent provided in the Indenture, subordinate and junior in right of payment to the prior payment in full of Senior Indebtedness, as defined in the Indenture, and this Certificate is issued subject to the provisions of the Indenture with respect thereto. Each holder of this Certificate, by accepting the same, agrees to and shall be bound by such provisions and authorizes the Trustee on its behalf to take such action as may be necessary or appropriate to effectuate the subordination so provided and appoints the Trustee its attorney-in-fact for such purpose.

9.    Denominations; Transfer; Exchange

      The Certificates are in registered form without coupons in minimum denominations of $100.00 and in any greater denominations which are integral multiples of $1.00. HOLDERS OF CERTIFICATES MAY NOT TRANSFER (WHICH INCLUDES ANY ASSIGNMENT, PLEDGE OR HYPOTHECATION) OR EXCHANGE THEM WITHOUT THE CONSENT OF THE COMPANY, WHICH CONSENT THE COMPANY IS UNDER NO OBLIGATION TO GIVE.
The Company or the Trustee may require a holder, among other things, to furnish appropriate endorsements and transfer documents (including evidence of the Company's consent) and to pay any taxes and fees required by law or permitted by the Indenture. THE CERTIFICATE REGISTRAR SHALL NOT TRANSFER OR EXCHANGE ANY CERTIFICATE IN THE ABSENCE OF THE COMPANY'S CONSENT THERETO. Without limiting the Company's right to otherwise withhold its consent, the Company need not consent to transfer or exchange any Certificate selected for redemption and the Company need not consent to transfer or exchange any Certificates during a period of 15 days before the mailing of a notice of redemption of Certificates selected to be redeemed.

10.   Persons Deemed Owners

      The person in whose name this Certificate is registered may be treated as the absolute owner of it for all purposes, notwithstanding any contrary notice.

11.   Unclaimed Money

      If money for the payment of the principal amount of Certificates or payment of interest remains unclaimed for two years after such principal or interest has become due and payable, the Trustee or Paying Agent will pay the money back to the Company upon its written request. After that, holders entitled to the money must look to the Company, as unsecured general creditors, for payment unless an abandoned property law designates another person.

12.   Discharge Prior to Redemption or Maturity

      If the Company at any time deposits with the Trustee money or U. S. Government Obligations sufficient to pay the principal amount and interest on the Certificates to redemption or maturity, the Company will be discharged from the Indenture as therein provided, and holders of Certificates must look only to the deposited money and securities for payment. U. S. Government Obligations are securities backed by the full faith and credit of the United States.

13.   Amendment; Supplement; Waiver

      Subject to certain exceptions, the Indenture may be amended or supplemented, and any past default and its consequences may be waived, with the consent of the holders of not less than a majority in principal amount of the outstanding Certificates. Without the consent of any holder of Certificates, the Indenture may be amended or supplemented to evidence the succession of another corporation to the Company; to add to the covenants of the Company or to surrender any right or power conferred upon the Company; to cure any ambiguity, omission, defect or inconsistency or to make any other provisions with respect to matters or questions arising under the Indenture, provided such action shall not adversely affect the interests of the holders of the Certificates; or to modify, eliminate or add to the provisions of the Indenture to such extent as shall be necessary to effect its qualification under the Trust Indenture Act of 1939 or to add to the Indenture such other provisions as may be expressly permitted by the Trust Indenture Act of 1939.

14.   Successor Corporation
      When a successor corporation assumes all the obligations of its predecessor under the Certificates and the Indenture, the predecessor corporation will be released from those obligations.

15.   Defaults and Remedies

      An Event of Default is a default for 30 days in payment of any interest on the Certificates; default in payment of the principal amount of any Certificate; default, for 60 days after notice to the Company by the Trustee or to the Company and the Trustee by holders of at least 25% in principal amount of the outstanding Certificates, in performance of any other covenant or agreement in the Indenture; and certain events of bankruptcy, insolvency or reorganization. If an Event of Default occurs and is continuing, the Trustee or the holders of not less than 25% in principal amount of the outstanding Certificates may declare the principal amount of all the Certificates to be due and payable immediately. Holders of Certificates may not enforce the Indenture or the Certificates except as provided in the Indenture. The Trustee may refuse to enforce the Indenture or the Certificates unless it receives indemnity satisfactory to it. Subject to certain limitations, holders of a majority in principal amount of the outstanding Certificates may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from holders of Certificates notice of any continuing default (except a default in payment of principal or interest) if it determines that withholding notice is in their interests. The Trustee is only deemed to have knowledge of a default or an Event of Default under certain circumstances set forth in the Indenture.

16.   No Recourse Against Others

      No director, officer, employee or stockholder of the Company shall have any liability for any obligations of the Company under the Certificates or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder of Certificates by accepting a Certificate waives and releases all such liability.

17.   Authentication

      This Certificate shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose, unless the Trustee has executed the certificate of authentication on the other side of this Certificate by manual signature.

18.   Duties of Trustee

      Nothing contained in this Certificate shall in any way be construed to impose any duties upon the Trustee beyond those contained in the Indenture or the Trust Indenture Act of 1939, as amended from time to time.

19.   Abbreviations

      Customary abbreviations may be used in the name of a holder of Certificates or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), and JT TEN (= joint tenants with right of survivorship and not as tenants in common).

                                  ASSIGNMENT

                   (The transferability of this Certificate is restricted -- see paragraph 9 above)

      FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto_______________________________________________________________


PLEASE INSERT SOCIAL SECURITY OR OTHER

IDENTIFYING NUMBER OF ASSIGNEE

________________________

|_______________________|
|_____|_________________

______________________________________________________
______________________________________________________

Please print or typewrite name and address including postal zip code of assignee

______________________________________________________

______________________________________________________

the within Certificate and all rights thereunder, hereby irrevocably consti-

tuting and appointing

______________________________________________________

attorney to transfer said Certificate on the books of the Company, with full power of substitution in the premises.

Dated __________________________________________


________________________________________________

                  Signature

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatever.